                                                               Exhibit No. 32(b)




                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of SouthTrust Corporation (the "Company") on Form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alton E. Yother, the principal financial officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




By: /s/ Alton E. Yother
    -----------------------------------------------------
Alton E. Yother
Executive Vice President, Treasurer and Controller
February 27, 2004








A signed original of this written statement required by Section 906 has been provided to SouthTrust Corporation and will be retained by SouthTrust Corporation and furnished to the Securities and Exchange Commission or its staff upon request.